Exhibit 10.33

EXECUTION COPY

American Crystal Sugar Company

First Amendment

Dated as of November 26, 2003

To

Note Purchase Agreement

Dated January 15, 2003

Re:          $20,000,000 4.78% Senior Secured Guaranteed Notes, due February 1, 2010

First Amendment to Note Purchase Agreement

This First Amendment dated as of November 26, 2003 (“First Amendment”) to the Note Purchase Agreement dated as of January 15, 2003, is among American Crystal Sugar Company, a Minnesota cooperative corporation (“Company”), Sidney Sugars Incorporated, a Minnesota corporation (the “Guarantor”) and the Purchasers who are party to the 2003 Note Agreement (collectively, the “2003 Noteholders”).

RECITALS:

A.            The Company and the Noteholders have heretofore entered into those separate and several Note Purchase Agreements each dated as of January 15, 2003 (collectively, the “2003 Note Agreement”).  The Company has heretofore issued the $3,000,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-1”), the $15,250,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-2”), the $1,500,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-3”) and the $250,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-4”; Note No. R-1, Note No. R-2, Note No. R-3 and Note No. R-4 are hereinafter collectively referred to as the “2003 Notes”) pursuant to the 2003 Note Agreement.  The 2003 Noteholders are the holders of 100% of the principal amount of the 2003 Notes presently outstanding.  The Guarantor guaranteed the payment and performance of the 2003 Notes and the 2003 Note Agreement by that certain Guarantee Agreement dated as of January 15, 2003 (the “2003 Guarantee”).

B.            The Company and the various Purchasers party thereto (the “1998 Noteholders”) have heretofore entered into those separate and several Note Purchase Agreements each dated as of September 15, 1998 and as amended by that certain First Amendment to Note Purchase Agreement dated January 15, 2003 (collectively, the “1998 Note Agreement”).  The Company has heretofore issued its $12,500,000 7.32% Senior Secured Notes, Series A, Due August 31, 2018 bearing PPN 02530# AA 9 (the “Series A Notes”), dated September 24, 1998, its $15,000,000 7.37% Senior Secured Notes, Series B, Due August 31, 2023 bearing PPN 02530# AB 7 (the “Series B Notes”), dated September 24, 1998, and its $22,500,000 7.42% Senior Secured Notes, Series C, Due August 31, 2028 bearing PPN 02530# AC 5, dated September 24, 1998, (the “Series C Notes”; the Series A Notes, the Series B Notes, and the Series C Notes are hereinafter collectively referred to as the “1998 Notes”) pursuant to the 1998 Note Agreement.  The Noteholders are the holders of 100% of the principal amount of the 1998 Notes presently outstanding.  The Guarantor guaranteed the payment and performance of the 1998 Notes and the 1998 Note Agreement by that certain Guarantee Agreement dated as of January 15, 2003 (the “1998 Guarantee”, and together with the 2003 Guarantee, the “Guarantees”).

C.            This First Amendment is executed in conjunction with the Second Amendment to the 1998 Note Purchase Agreements (the “Second Amendment to the 1998 Note Agreement”).

D.            The Company has requested the 2003 Noteholders and the 1998 Noteholders to amend and modify various provisions in the 2003 Note Agreement and the 1998 Note Agreement as set forth herein and the Second Amendment to the 1998 Note Agreement.

E.             All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company and the 2003 Noteholders, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1            Definitions; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the 2003 Note Agreement shall have the meaning assigned to such term in the 2003 Note Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the 2003 Note Agreement shall from and after the date hereof refer to the 2003 Note Agreement as amended hereby.

SECTION 2            Amendments.

2.1           Section 11(k) of the 2003 Note Agreement shall be and hereby is amended and restated in its entirety, as follows:

(i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under the Company’s Plan A and Plan B, or any other current or successor defined benefit pension plans established by the Company, determined in accordance with Title IV of ERISA, shall exceed an amount equal to 10% of Consolidated Net Worth, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

2.11         The definitions of “Funded Debt” and “Subsidiary” contained in Schedule B to the 2003 Note Agreement shall be and hereby are amended and restated in their entirety as follows:

“Funded Debt” means all Debt of any Person which would, in accordance with GAAP, constitute long term Debt including, but not limited to: (a) any Debt with a maturity of more than one year after the creation of such Debt; (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which pursuant to its terms would constitute long term Debt in accordance with GAAP; (c) any Capital Lease obligation; (d) any guarantee with respect to Funded Debt of another person; provided, however, excluding any Debt (including current maturities thereof) which would, in accordance with GAAP, constitute short term Debt, including any revolving credit or similar agreements which have maturities of 365 days or less; and (e) notwithstanding GAAP, the amount by which any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, exceeds 10% of Consolidated Net Worth.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries) other than the Excepted Affiliates so long as each such entity is not consolidated with the Company in accordance with GAAP; provided, however, for purposes of determining compliance with Sections 9.11, 9.12, 9.13, 10.4, 10.5 and 10.6, ProGold Limited Liability Company shall not be considered a Subsidiary but shall be treated as a minority investment consistent with the prior accounting treatment applied to such investment in the Company’s 2002 audited financial statements, provided the Company does not increase its ownership interest in Pro Gold Limited Liability Company beyond 51%.  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

2.12         Schedule B to the 2003 Note Agreement shall be and hereby is amended by adding the following new defined terms in alphabetical order thereto:

“Plan A” means the Retirement Plan A for the Employees of American Crystal Sugar Company (2002 Restatement), which is the Company’s defined benefit retirement plan for non-union employees.

“Plan B” means the Retirement Plan B for the Employees of American Crystal Sugar Company (2002 Restatement), which is Company’s defined benefit retirement plan for union employees.

SECTION 3            Representations and Warranties.

Each of the Company and the Guarantor hereby collectively and severally represent and warrant to the 2003 Noteholders that as of the date hereof:

(a)           Each of the Company and the Guarantor has the power and authority and the legal right to execute, deliver and perform this First Amendment and has taken all necessary corporate action to authorize such execution, delivery and performance.

(b)           This First Amendment has been duly executed and delivered on behalf of each of the Company and the Guarantor and constitutes the legal, valid and binding obligation of each, enforceable against each in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c)           The representations and warranties of each of the Company and the Guarantor contained in the 2003 Note Purchase Agreements, the Guarantees, the Security Documents and all related documents are accurate and complete in all material respects as of the date hereof.

(d)           As of the date hereof, there is no Default or Event of Default existing under the 2003 Note Purchase Agreement or the Guarantees which has not been waived.

SECTION 4            Miscellaneous.

(a)           The Company and the Guarantor hereby affirm and agree that (a) nothing in this First Amendment shall in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the Guarantor or the rights of the 2003 Noteholders under the 2003 Note Purchase Agreements, the 2003 Notes, the Guarantees, the Security Documents, or any other document or instrument made or given by the Issuer or the Guarantor in connection therewith except to the extent expressly set forth herein, and (b) the Collateral Agent, on behalf of the 2003 Noteholders, shall continue to hold a perfected lien on the Collateral, subject only to encumbrances expressly permitted by the Security Documents, and in accordance with the Amended and Restated Intercreditor and Collateral Agency Agreement dated as of January 15, 2003.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific references to this First Amendment, but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

(b)           The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

(c)           This First Amendment shall be construed and enforced in accordance with and the rights of the parties shall be governed by the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

(d)           This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

American Crystal Sugar Company

By:	/s/ Sam Wai

Its:	Treasurer

Sidney Sugars Incorporated

By:	/s/ Sam Wai

Its:	Treasurer

Accepted and Agreed:

John Hancock Life Insurance Company

By:	/s/ David E. Johnson

	Its:	Authorized Signatory

Accepted and Agreed:

John Hancock Variable Life Insurance Company

By:	/s/ David E. Johnson

	Its:	Authorized Signatory

John Hancock Life Insurance Company of Vermont

By:	/s/ David E. Johnson

	Its:	Authorized Signatory

American Crystal Sugar Company

Second Amendment

Dated as of November 26, 2003

To

Note Purchase Agreement

Dated September 15, 1998

And as Amended on January 15, 2003

Re:          $12,500,000 7.32% Senior Secured Notes, Series A, Due August 31, 2018

$15,000,000 7.37% Senior Secured Notes, Series B, Due August 31, 2023

$22,500,000 7.42% Senior Secured Notes, Series C, Due August 31, 2028

Second Amendment to Note Purchase Agreement

This Second Amendment dated as of November 26, 2003 (“Second Amendment”) to the Note Purchase Agreement dated as of September 15, 1998 and amended pursuant to that First Amendment to the Note Purchase Agreement dated as of January 15, 2003, is among American Crystal Sugar Company, a Minnesota cooperative corporation (“Company”), Sidney Sugars Incorporated, a Minnesota corporation (the “Guarantor”) and the Purchasers who are party to the 1998 Note Agreement (collectively, the “1998 Noteholders”).

RECITALS:

A.            The Company and the Purchasers have heretofore entered into those separate and several Note Purchase Agreements each dated as of September 15, 1998 and as amended by that certain First Amendment to Note Purchase Agreement dated January 15, 2003 (collectively, the “1998 Note Agreement”).  The Company has heretofore issued its $12,500,000 7.32% Senior Secured Notes, Series A, Due August 31, 2018 bearing PPN 02530# AA 9 (the “Series A Notes”), dated September 24, 1998, its $15,000,000 7.37% Senior Secured Notes, Series B, Due August 31, 2023 bearing PPN 02530# AB 7 (the “Series B Notes”), dated September 24, 1998, and its $22,500,000 7.42% Senior Secured Notes, Series C, Due August 31, 2028 bearing PPN 02530# AC 5, dated September 24, 1998, (the “Series C Notes”; the Series A Notes, the Series B Notes, and the Series C Notes are hereinafter collectively referred to as the “1998 Notes”) pursuant to the 1998 Note Agreement.  The Noteholders are the holders of 100% of the principal amount of the 1998 Notes presently outstanding.    The Guarantor guaranteed the payment and performance of the 1998 Notes and the 1998 Note Agreement by that certain Guarantee Agreement dated as of January 15, 2003 (the “1998 Guarantee”).

B.            The Company and the Noteholders have heretofore entered into those separate and several Note Purchase Agreements each dated as of January 15, 2003 (collectively, the “2003 Note Agreement”).  The Company has heretofore issued the $3,000,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-1”), the $15,250,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-2”), the $1,500,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-3”) and the $250,000 4.78% Senior Secured Guaranteed Notes, Due February 1, 2010 bearing PPN 02530# AD 3 (the “Note No. R-4”; Note No. R-1, Note No. R-2, Note No. R-3 and Note No. R-4 are hereinafter collectively referred to as the “2003 Notes”) pursuant to the 2003 Note Agreement.  The 2003 Noteholders are the holders of 100% of the principal amount of the 2003 Notes presently outstanding.  The Guarantor guaranteed the payment and performance of the 2003 Notes and the 2003 Note Agreement by that certain Guarantee Agreement dated as of January 15, 2003 (the “2003 Guarantee”, and together with the 1998 Guarantee, the “Guarantees”).

C.            This Second Amendment is executed in conjunction with the First Amendment to the 2003 Note Purchase Agreements (the “First Amendment to the 2003 Note Agreement”).

D.            The Company has requested the 1998 Noteholders and the 2003 Noteholders to amend and modify various provisions in the 2003 Note Agreement and the 1998 Note Agreement as set forth herein and the First Amendment to the 2003 Note Agreement.

E.             All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company and the 1998 Noteholders, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 5            Definitions; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the 1998 Note Agreement shall have the meaning assigned to such term in the 1998 Note Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the 1998 Note Agreement shall from and after the date hereof refer to the 1998 Note Agreement as amended hereby.

SECTION 6            Amendments.

2.1           Section 11(k) of the 1998 Note Agreement shall be and hereby is amended and restated in its entirety, as follows:

(i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under the Company’s Plan A and Plan B, or any other current or successor defined benefit pension plans established by the Company, determined in accordance with Title IV of ERISA, shall exceed an amount equal to 10% of Consolidated Net Worth, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

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2.11         The definitions of “Funded Debt” and “Subsidiary” contained in Schedule B to the 1998 Note Agreement shall be and hereby are amended and restated in their entirety as follows:

“Funded Debt” means all Debt of any Person which would, in accordance with GAAP, constitute long term Debt including, but not limited to: (a) any Debt with a maturity of more than one year after the creation of such Debt; (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which pursuant to its terms would constitute long term Debt in accordance with GAAP; (c) any Capital Lease obligation; (d) any guarantee with respect to Funded Debt of another person; provided, however, excluding any Debt (including current maturities thereof) which would, in accordance with GAAP, constitute short term Debt, including any revolving credit or similar agreements which have maturities of 365 days or less; and (e) notwithstanding GAAP, the amount by which any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, exceeds 10% of Consolidated Net Worth.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries) other than the Excepted Affiliates so long as each such entity is not consolidated with the Company in accordance with GAAP; provided, however, for purposes of determining compliance with Sections 9.11, 9.12, 9.13, 10.4, 10.5 and 10.6, ProGold Limited Liability Company shall not be considered a Subsidiary but shall be treated as a minority investment consistent with the prior accounting treatment applied to such investment in the Company’s 2002 audited financial statements, provided the Company does not increase its ownership interest in Pro Gold Limited Liability Company beyond 51%.  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

2.12         Schedule B to the 1998 Note Agreement shall be and hereby is amended by adding the following new defined terms in alphabetical order thereto:

“Plan A” means the Retirement Plan A for the Employees of American Crystal Sugar Company (2002 Restatement), which is the Company’s defined benefit retirement plan for non-union employees.

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“Plan B” means the Retirement Plan B for the Employees of American Crystal Sugar Company (2002 Restatement), which is Company’s defined benefit retirement plan for union employees.

SECTION 7            Representations and Warranties.

Each of the Company and the Guarantor hereby collectively and severally represent and warrant to the 1998 Noteholders that as of the date hereof:

(a)           Each of the Company and the Guarantor has the power and authority and the legal right to execute, deliver and perform this Second Amendment and has taken all necessary corporate action to authorize such execution, delivery and performance.

(b)           This Second Amendment has been duly executed and delivered on behalf of each of the Company and the Guarantor and constitutes the legal, valid and binding obligation of each, enforceable against each in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c)           The representations and warranties of each of the Company and the Guarantor contained in the 1998 Note Purchase Agreements, the Guarantees, the Security Documents and all related documents are accurate and complete in all material respects as of the date hereof.

(d)           As of the date hereof, there is no Default or Event of Default existing under the 1998 Note Purchase Agreement or the Guarantees which has not been waived.

SECTION 8            Miscellaneous.

(a)           The Company and the Guarantor hereby affirm and agree that (a) nothing in this First Amendment shall in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the Guarantor or the rights of the 1998 Noteholders under the 1998 Note Purchase Agreements, the 1998 Notes, the Guarantees, the Security Documents, or any other document or instrument made or given by the Issuer or the Guarantor in connection therewith except to the extent expressly set forth herein, and (b) the Collateral Agent, on behalf of the 1998 Noteholders, shall continue to hold a perfected lien on the Collateral, subject only to encumbrances expressly permitted by the Security Documents, and in accordance with the Amended and Restated Intercreditor and Collateral Agency Agreement dated as of January 15, 2003.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific references to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

(b)           The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

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(c)           This Second Amendment shall be construed and enforced in accordance with and the rights of the parties shall be governed by the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

(d)           This Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

American Crystal Sugar Company

By:	/s/ Sam Wai

	Its:	Treasurer

Sidney Sugars Incorporated

By:	/s/ Sam Wai

	Its:	Treasurer

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Accepted and Agreed:

John Hancock Life Insurance Company

By:	/s/ David E. Johnson

	Its:	Authorized Signatory

6

Accepted and Agreed:

John Hancock Variable Life Insurance Company

By:	/s/ David E. Johnson

	Its:	Authorized Signatory

7

Accepted and Agreed:

The Paul Revere Life Insurance Company
By:	Provident Investment Management, LLC
Its:	Agent

By	/s/ Ben Vance

Its	Asst. Vice President

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